November 28, 2018

STATEMENT OF INCOME REPORTING CHANGES
Effective with the firm's first fiscal quarter ended December 31, 2018, Raymond James Financial, Inc. has reclassified certain revenues among income statement line items and renamed certain line items. The Company believes that these reclassifications will better align with the performance obligations identified in connection with our adoption of Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606) (effective beginning October 1, 2018) and will make our financial statements more comparable with those of other financial services companies. These reclassifications do not represent a restatement of previously-issued consolidated financial statements, but rather a reclassification among income statement line items, and they do not affect the Company’s reported total revenues or the total revenues in any of our segments for any of the previously reported periods. The changes primarily relate to the following:

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Report all revenue related to investment advisory, asset management and related administrative services in a single income statement line item entitled “Asset management and related administrative fees.” Portions of these revenues had previously been included in “Securities commissions and fees,” as fee-based commissions within our Private Client Group segment, and “Investment advisory and related administrative fees." Certain revenues related to trust services within our Asset Management segment, which were previously included in "Account and service fees,” were also reclassified.

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Report all underwriting revenue in the “Investment banking” income statement line item. A portion of these revenues had previously been included in “Securities commissions and fees” as new issue sales credits within our Private Client Group segment and institutional equity and fixed income commissions within our Capital Markets segment.

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Report all non-interest revenue associated with transactions conducted on a principal basis in a single income statement line item entitled “Principal transactions.” Portions of these revenues had previously been included in “Securities commissions and fees,” as fixed income and, to a lesser extent, equities commissions in our Capital Markets and Private Client Group segments, and “Net trading profit.”

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Report all non-interest revenues related to our tax credit fund business in “Other” revenues. A portion of such revenues had previously been included in “Investment banking,” as tax credit fund syndication fees in our Capital Markets segment, and “Investment advisory and related administrative fees.”

Prior period results, which are presented below, have been conformed to the current presentation. In addition, as a result of our adoption of (ASU) No. 2014-09, we will change the presentation of certain costs from a net presentation within revenues to a gross presentation, particularly those related to merger & acquisitions advisory and underwriting transactions and certain administrative costs related to our multi-bank sweep program.  The income statement gross up as a result of these changes, which will be made prospectively beginning with our 2019 fiscal year, will depend on activity after adoption but will have no impact on our net earnings.  The information included in this Form 8-K should be read in conjunction with the Company’s 2018 Annual Report on Form 10-K (“2018 10-K”). This Form 8-K does not reflect events occurring after the Company filed its 2018 10-K and does not modify or update the disclosures therein in any way, other than to reflect the above-referenced reclassifications.

The Company has made an Excel version of the tables below available in the Other Reports section of the Investor Relations Financial Reports pages of its website.

	Raymond James Financial, Inc. Net Revenues by Quarter (Unaudited)

	Three months ended				Year ended
$ in millions	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2018

Revenues:
Asset management and related administrative fees	$832	$790	$768	$729	$3,119

Brokerage revenues:
Securities commissions	390	395	425	416	1,626
Principal transactions	74	73	85	97	329
Total brokerage revenues	464	468	510	513	1,955

Account and service fees	178	187	177	171	713
Investment banking	152	145	116	88	501
Interest income	292	271	249	232	1,044
Other	44	30	37	33	144
Total revenues	1,962	1,891	1,857	1,766	7,476
Interest expense	(63)	(54)	(45)	(40)	(202)
Net revenues	$1,899	$1,837	$1,812	$1,726	$7,274

	Three months ended				Year ended
$ in millions	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2017
Revenues:
Asset management and related administrative fees	$683	$628	$586	$574	$2,471

Brokerage revenues:
Securities commissions	383	397	402	396	1,578
Principal transactions	99	106	95	118	418
Total brokerage revenues	482	503	497	514	1,996

Account and service fees	167	160	149	136	612
Investment banking	133	137	135	86	491
Interest income	223	204	193	182	802
Other	45	31	41	36	153
Total revenues	1,733	1,663	1,601	1,528	6,525
Interest expense	(43)	(39)	(37)	(35)	(154)
Net revenues	$1,690	$1,624	$1,564	$1,493	$6,371

	Raymond James Financial, Inc. Net Revenues by Segment Year ended September 30, 2018 (Unaudited)

	Segment						Year Ended September 30, 2018
$ in millions	Private Client Group	Capital Markets	Asset Management	RJ Bank	Other	Intersegment eliminations	Total
Revenues:
Asset management and related administrative fees	$2,517	$8	$610	$—	$1	$(17)	$3,119

Brokerage revenues:
Securities commissions
Mutual and other fund products	703	7	12	—	—	(5)	717
Insurance and annuity products	414	—	—	—	—	—	414
Equities and fixed income products	352	145	—	—	—	(2)	495
Sub-total securities commissions	1,469	152	12	—	—	(7)	1,626
Principal transactions	80	249	—	1	—	(1)	329
Total brokerage revenues	1,549	401	12	1	—	(8)	1,955

Account and service fees:
Mutual fund and annuity service fees	332	—	2	—	—	(9)	325
RJBDP fees	354	—	3	—	—	(92)	265
Client account and other fees	111	5	23	—	—	(16)	123
Sub-total account and service fees	797	5	28	—	—	(117)	713

Investment banking:
Equity underwriting	35	93	—	—	—	—	128
Mergers & acquisition and advisory	—	297	—	—	—	—	297
Fixed income investment banking	—	76	—	—	—	—	76
Sub-total investment banking	35	466	—	—	—	—	501

Other:
Tax credit fund revenues	—	79	—	—	—	—	79
Other	30	1	2	22	17	(7)	65
Sub-total other revenues	30	80	2	22	17	(7)	144

Total non-interest revenues	4,928	960	652	23	18	(149)	6,432

Interest income	193	32	2	793	42	(18)	1,044
Total revenues	5,121	992	654	816	60	(167)	7,476

Interest expense	(28)	(28)	—	(89)	(75)	18	(202)
Net revenues	$5,093	$964	$654	$727	$(15)	$(149)	$7,274

	Raymond James Financial, Inc. Net Revenues by Segment Year ended September 30, 2017 (Unaudited)

	Segment						Year Ended September 30, 2017
$ in millions	Private Client Group	Capital Markets	Asset Management	RJ Bank	Other	Intersegment eliminations	Total
Revenues:
Asset management and related administrative fees	$2,022	$9	$453	$—	$1	$(14)	$2,471

Brokerage revenues:
Securities commissions
Mutual and other fund products	698	9	12	—	—	(5)	714
Insurance and annuity products	385	—	—	—	—	—	385
Equities and fixed income products	331	152	—	—	—	(4)	479
Sub-total securities commissions	1,414	161	12	—	—	(9)	1,578
Principal transactions	93	323	—	2	—	—	418
Total brokerage revenues	1,507	484	12	2	—	(9)	1,996

Account and service fees:
Mutual fund and annuity service fees	291	—	2	—	—	(8)	285
RJBDP fees	270	—	2	—	—	(68)	204
Client account and other fees	116	5	16	—	—	(14)	123
Sub-total account and service fees	677	5	20	—	—	(90)	612

Investment banking:
Equity underwriting	62	117	—	—	—	—	179
Mergers & acquisition and advisory	—	228	—	—	—	—	228
Fixed income investment banking	—	84	—	—	—	—	84
Sub-total investment banking	62	429	—	—	—	—	491

Other:
Tax credit fund revenues	—	79	—	—	—	—	79
Other	17	2	2	16	39	(2)	74
Sub-total other revenues	17	81	2	16	39	(2)	153

Total non-interest revenues	4,285	1,008	487	18	40	(115)	5,723

Interest income	153	27	1	610	25	(14)	802
Total revenues	4,438	1,035	488	628	65	(129)	6,525

Interest expense	(16)	(21)	—	(35)	(95)	13	(154)
Net revenues	$4,422	$1,014	$488	$593	$(30)	$(116)	$6,371

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